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                                                               EXHIBIT 10.20
                               AMENDMENT NO. 2 TO
                       CORN PRODUCTS INTERNATIONAL, INC.
                           1998 STOCK INCENTIVE PLAN


     Amendment No. 2, dated as of November 21, 2000 (this "Amendment"), to the 1998 Stock Incentive Plan (the "Plan").

     WHEREAS, the Company established the Plan for the benefit of certain of its employees;

     WHEREAS, the Company desires to modify the definition of "Change in Control" in the Plan; and

     WHEREAS, the Board of Directors of the Company is authorized under section
5.2 of the Plan to amend the Plan.

     NOW, THEREFORE, pursuant to the power of amendment contained in Section 5.2 of the Plan, the Plan is hereby amended, effective January 1, 2001, as follows:

     Clause (ii) of paragraph 3 of Section 5.8(b) shall be deleted in its entirety and the following shall be substituted in lieu thereof:

     no Person (other than: the Company; any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; the corporation resulting from such Corporate Transaction; and any Person which beneficially owned, immediately prior to such Corporate Transaction, directly or indirectly, 15% or more of the Outstanding Common Stock or the Outstanding Voting Securities, as the case may be) will beneficially own, directly or indirectly, 25% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors

     IN WITNESS WHEREOF, the Company executed this Amendment on the day and year first above written.

                                   CORN PRODUCTS INTERNATIONAL, INC.

                                   By: /s/ James J. Hirchak
                                       ----------------------------------------
                                       James J. Hirchak, Vice President,
                                       Human Resources